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[GRAPHIC OMITTED]


                                                                  -------------
                                                                       Uniquely
                                                                  Positioned to
                                                                  Capitalize on
                                                                         Change

                                                                         [LOGO]
                                                                        CENTURY
                                                                  -------------


                                                                        Century

                                                                      Small Cap

                                                                         Select

                                                                           Fund



                                                             SEMI-ANNUAL REPORT
                                                                 APRIL 30, 2001

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[LOGO] CENTURY FUNDS

CENTURY SMALL CAP
SELECT FUND

TRUSTEES
Allan W. Fulkerson, Chairman and Trustee
William O. Bailey, Trustee
John E. Beard, Trustee
William W. Dyer, Jr., Trustee
Davis R. Fulkerson, Trustee
Ernest E. Monrad, Trustee
Michael J. Poulos, Trustee
Jerry S. Rosenbloom, Trustee
Alexander L. Thorndike, Trustee

INVESTMENT ADVISER
Century Capital Management, Inc.

AUDITORS
Deloitte & Touche LLP

CUSTODIAN
State Street Bank & Trust Co.

TRANSFER AGENT
Boston Financial Data Services, Inc.
State Street Bank & Trust Co.

DISTRIBUTOR
Forum Fund Services, LLC

LEGAL COUNSEL
Palmer & Dodge LLP

TELEPHONE
617-482-3060
800-321-1928
Shareholder Hotline
800-303-1928
www.centuryfunds.com

TEN LARGEST HOLDINGS
4/30/01

MARKEL CORP.                                                    2.8%

An insurance holding company that provides specialty insurance products and programs for a variety of niche markets through its insurance subsidiaries.

BISYS GROUP, INC.                                               2.8%
A provider of outsourcing solutions to financial organizations.

GALLAGHER (ARTHUR J.) & Co.                                     2.5%
An insurance broker focused on middle market commercial clients. The company provides risk management consulting and claims administration services.

OLD REPUBLIC INT'L CORP.                                        2.5%
An insurance holding company that conducts its business through four separate segments: General Insurance, Mortgage
Guaranty, Title Insurance and Life Insurance.

ALLIED CAPITAL CORP.                                            2.3%
A closed-end management investment company that provides specialized financing to small and medium-sized companies.

RENAISSANCE RE HOLDINGS LTD.                                    2.3%
A specialty insurance company that primarily focuses on property-catastrophe reinsurance and insurance.

BANKNORTH GROUP, INC.                                           2.3%
A multi-bank and financial services holding company.

SEI INVESTMENTS CO.                                             2.2%
An asset manager as well as technology provider to banks and trust companies.

NCO GROUP, INC.                                                 2.1%
A provider of accounts receivable management and collection services.

BIOSITE DIAGNOSTICS, INC.                                       2.1%
A developer of diagnostic tests and kits.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

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DEAR FELLOW SHAREHOLDERS

This marks our second semi-annual report for the Century Small Cap Select Fund. As your Fund has grown, we would like to welcome new shareholders and thank those who have been with us from the start.

The first quarter of calendar 2001 saw poor performance from most sectors. While financial stocks historically tend to outperform during periods of declining interest rates, the severity of the negative investor sentiment also punished the financial sector. As a result, the Investor shares finished the first quarter of calendar 2001 down 8.7% while the Russell 2000 Index was down 6.8% for the first quarter. As of the date of this letter, the 2001 year-to-date performance was 1.9% and 1.5% for the Investor and Institutional Classes, respectively.


GROWTH INVESTORS IN VALUE INDUSTRIES
From a research and valuation standpoint, we adhere to Century's long-held strategy of seeking to invest in innovative leaders with sustainable competitive advantages. We aim to invest in companies at attractive discounts to their inherent franchise value and/or growth opportunities. We place increased importance on the quality and predictability of recurring revenues and operating leverage. We believe our fundamental "due diligence" research and industry knowledge are well suited to uncovering valuation inefficiencies among smaller capitalization companies in the equity market.

                             PORTFOLIO COMPOSITION

            LIFE & HEALTH INSURERS                        5%
            OTHER                                         5%
            HEALTH CARE                                   7%
            SPECIALTY FINANCE                             8%
            ASSET MANAGERS                                8%
            BANKS                                         9%
            FINANCIAL TECHNOLOGY                         15%
            PROPERTY & CASUALTY INSURERS                 16%
            CASH                                         27%

The Fund's goal is long-term capital appreciation. With our research we will overweight sectors that we think are favorable and then target the industry leaders that have significant franchise value. The portfolio is concentrated in the services supersector - financial services, health care and related technology and business outsourcing companies. We believe these industry segments are not well understood by investors and are changing rapidly as they grow in importance.

                            PERFORMANCE COMPARISON

                                APRIL 30, 2001

                                     Century Small Cap       Russell
                                       Select Fund         2000 Index

          Institutional Class
          One Year                       33.29%             -2.86%
          Since Inception (12/9/99)      32.96%              4.47%

          Investor Class
          One Year                       33.63%             -2.86%
          Since Inception (2/24/00)      37.75%             -9.47%

* PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.
Average annual total returns. Please see additional disclosure information on page 4.

Insurance company valuations are down from year-end 2000 and, we feel, currently represent more attractive valuations and upside earnings potential going forward.

Regional banks continue to adapt to a slower economy. Net interest margins are expected to increase, and the pace of credit losses has slowed since the end of 2000. Despite this, we are still concerned about balance sheet strength as the economy continues to worsen.

Hospitals, HMOs and selected biotechnology service companies have provided strong performance for the Fund, as demographics and strong operating fundamentals have delivered strong growth to date.

Life and health insurers continue to benefit from secular growth trends in their core markets and S&L/thrift banks performed well due to strong portfolio growth, a resilient housing market and interest rate decreases.

Credit card companies have shown negative year to date returns as investors anticipated more near term consumer credit problems.

Asset managers, investment banks and financial technology stocks have been hit hard as asset levels, trading volume and technology capital expenditures have declined amid the turmoil currently being experienced in the market. However, we now feel the long-term fundamentals of these segments appear to be more favorable.

As of April 30, the Fund's cash position was unusually high at 27%. We have subsequently reduced this cash level considerably. The uncertainty in the market presented the opportunity to realize gains and wait to redeploy cash at the more reasonable valuations which we are beginning to see.

The portfolio companies' weighted average growth rate in 2001 estimated earnings is 19.8% compared to 14.0% for the Russell 2000. The 2001 price-to-earnings ratios (P/E) for the Fund and the Russell 2000 are 14.6x and 16.8x, respectively. The ratio of the P/E to the EPS growth rate (PEG ratio) is 0.74 for the Fund and 1.20 for the Russell 2000. Based on these PEG ratios, the Fund is trading at a 26% discount to its underlying EPS growth rate while the Russell 2000 is trading at a 20% premium.

                        ATTRACTIVE VALUATION POTENTIAL

-------------------------------------------------------------------------------

                                                       CSCSF      Russell 2000
                                                       -----      ------------
EARNINGS GROWTH AND VALUATION:

2001 Est. Price-to-earnings (P/E) ratio:                14.6x         16.8x
2001 Est. Price-to-earnings growth:                     19.8%         14.0%
                                                        ----          ----
2001 P/E Ratio to Growth Rate (PEG Ratio):              74.0%        120.0%

Data reflects the Fund's holdings as of April 30, 2001

Source: Bloomberg, StockVal and CCM Research.

-------------------------------------------------------------------------------

We believe that the services supersector may benefit disproportionally from the dramatic changes we are seeing in today's global commerce, technology and demographic shifts. We feel current valuations are also very attractive relative to 1) the overall equity markets and 2) their historical price-to-earnings, cash flow and book value levels.

Please feel free to visit us at our website, (www.centuryfunds.com), or contact us by telephone at 1-800-321-1928 or by letter at the address on the back cover of this report.


Sincerely,

/s/ Allan Fulkerson                /s/ Lanny Thorndike
    Allan Fulkerson                    Lanny Thorndike
    Chairman                           Trustee and
                                       Chief Investment Officer
June 14, 2001


* Market volatility can significantly impact short term performance. Results of an investment made today may differ substantially from the Fund's historical performance. FOR THE PERIOD ENDING MARCH 31, 2001, THE FUND'S 1-YEAR AND SINCE INCEPTION AVERAGE ANNUAL RETURNS FOR INSTITUTIONAL SHARES WERE 26.35% AND 30.03%. FOR THE SAME PERIOD ENDING DATE, INVESTOR SHARES 1-YEAR AND SINCE INCEPTION AVERAGE ANNUAL RETURNS WERE 26.54% AND 34.48%.

For more up-to-date performance, please call 800-321-1928 or visit the Fund's website at www.centuryfunds.com. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than original cost. Total returns include reinvestment of dividends and capital gains. Returns less than one year are not annualized.

Concentration in the financial services and healthcare group of industries will subject the Fund to the risks associated with those industries. Investments in smaller companies generally pose greater risks than those associated with larger, more established companies. The Fund's investment adviser has voluntarily committed to waive a portion of its management fee for both classes and to reimburse certain other expenses to the extent necessary that net total fund annual operating expenses will not exceed 1.80% for the Investor Class and 1.45% for the Institutional Class through at least February 28, 2002. The Adviser may withdraw this waiver without notice to shareholders at any time thereafter. The returns shown would have been lower absent this waiver and reimbursement. The Fund will deduct a short term trading fee of 1.0% from the redemption proceeds if you sell your shares after holding them less than 180 days. The Russell 2000 Index is widely regarded in the industry as the premier measure of small cap stocks. On the other hand, its results are not adjusted for the costs to manage and trade a portfolio of securities, so that it is not directly comparable to an actual investor's results. The Index is not available for investment. Price-to earnings ratio is the value of a company's stock price relative to company earnings; it is determined by dividing the price of the stock by company earnings per share. Estimated earnings growth is the year over year growth in earnings per share. The PEG Ratio is the p/e ratio relative to the companies earnings growth rate. (06/01)

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Portfolio of Investments - April 30, 2001 - (unaudited)

COMMON STOCKS:
FINANCIAL SERVICES - 38.0%

SHARES/FACE AMOUNTS                                                   VALUE
-------------------                                                   -----
     2,500      Affiliated Managers Group, Inc.* ..............    $  140,550
     7,000      Allied Capital Corp. ..........................       162,890
     2,000      AmerUs Life Holdings, Inc. ....................        63,860
     4,500      Annuity & Life Re Holdings Ltd ................       134,325
     8,000      Banknorth Group, Inc. .........................       158,320
     1,000      Berkley, W.R. Corp. ...........................        40,520
     7,500      Boston Private Fin'l Holdings, Inc. ...........       147,000
     3,000      Brookline Bancorp, Inc. .......................        38,850
     3,000      Concord EFS, Inc.* ............................       139,650
     3,000      Erie Indemnity Co. ............................        89,340
     1,000      Everest Reinsurance Holdings, Inc. ............        63,850
     1,000      Fidelity National Financial, Inc. .............        23,410
     2,500      FirstFed Financial Corp.* .....................        75,000
     1,000      FleetBoston Financial Corp. ...................        38,370
     1,000      IPC Holdings Ltd.* ............................        22,930
     1,000      Markel Corp.* .................................       196,250
     2,000      Neuberger Berman, Inc. ........................       143,060
     6,000      Old Republic International Corp. ..............       173,340
     3,000      PartnerRe Ltd. ................................       147,090
     4,000      Presidential Life Corp. .......................        69,040
     1,000      Protective Life Corp. .........................        29,920
     2,500      Renaissance Re Holdings Ltd. ..................       159,750
     3,800      SEI Investments Co. ...........................       152,418
     2,000      Silicon Valley Bancshares* ....................        50,120
     3,000      Trenwick Group Ltd. ...........................        60,000
     1,000      UNUMProvident Corp. ...........................        29,910
     1,700      Wilmington Trust Corp. ........................        98,260
                                                                   ----------
                                                                    2,648,023
OUTSOURCING/TECHNOLOGY - 24.1%
     1,000      Advent Software, Inc.* ........................        55,980
     1,500      Affiliated Computer Services, Inc.* ...........       108,000
       700      Arbitron, Inc.* ...............................        14,616
     3,000      Biosite Diagnostics, Inc.* ....................       148,350
     4,000      BISYS Group, Inc.* ............................       192,800
     3,500      Ceridian Corp.* ...............................        63,000
       500      CheckFree Corp.* ..............................        19,920
     3,000      ChoicePoint, Inc.* ............................       111,300
     3,300      Core, Inc.* ...................................        15,642
     1,000      CyberSource Corp.* ............................         2,100
     2,000      Dendrite International, Inc.* .................        24,060
     1,000      DeVry, Inc.* ..................................        31,610
     3,000      DiamondCluster International, Inc.* ...........        55,650
     1,000      Diebold, Inc. .................................        32,590
     5,000      Euronet Services, Inc.* .......................        29,250
     1,000      The First American Corp. ......................        19,950
     1,600      Fiserv, Inc.* .................................        88,544
     2,000      Forrester Research, Inc.* .....................        46,220
     2,000      Fundtech Ltd.* ................................        20,840
     1,000      Intuit, Inc.* .................................        32,040
     1,000      Investment Technology Group, Inc.* ............        48,750
     2,000      Iron Mountain, Inc.* ..........................        72,300
     1,000      Large Scale Biology Corp.* ....................         4,160
     4,000      Metris Companies, Inc. ........................       120,000
     5,500      NCO Group, Inc.* ..............................       148,500
     4,500      ProBusiness Services, Inc.* ...................       101,475
     1,000      Proxicom, Inc.* ...............................         5,640
     1,000      S1 Corp.* .....................................         6,650
       500      Sapient Corp.* ................................         6,725
     1,000      SunGard Data Systems, Inc.* ...................        55,270
                                                                   ----------
                                                                    1,681,932
BROKER/OTHER - 6.4%
     2,500      Eaton Vance Corp. .............................        80,750
     7,000      Gallagher (Arthur J.) & Co. ...................       176,540
     3,000      HCC Insurance Holdings, Inc. ..................        84,600
       500      LaBranche & Co., Inc.* ........................        18,000
     4,000      Tucker Anthony Sutro Corp. ....................        83,120
                                                                   ----------
                                                                      443,010
HEALTHCARE - 4.3%
     1,000      First Health Group Corp.* .....................        51,750
     5,000      Health Management Associates, Inc.* ...........        89,600
     2,000      IMS Health, Inc. ..............................        54,900
     1,000      Universal Health Services, Inc.* ..............        89,760
     2,000      WebMD Corp.* ..................................        17,420
                                                                   ----------
                                                                      303,430
TOTAL INVESTMENTS IN COMMON STOCKS  - 72.8%
  (Identified cost, $4,393,085) ...............................     5,076,395
                                                                   ----------
CASH EQUIVALENTS - 27.2%
$1,894,000      State Street Bank and Trust Eurodollar Time
                Deposit, at cost approximating value,
                maturity 5/1/01                                     1,894,000
                                                                   ----------
TOTAL INVESTMENTS - 100%  (IDENTIFIED COST, $6,287,085) .......    $6,970,395
                                                                   ==========
* Non-income producing security

                      See notes to financial statements.

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Statement of Assets and Liabilities - April 30, 2001 (unaudited)
-------------------------------------------------------------------------------

ASSETS
Investments, at value (Note 1A) (Identified cost, $6,287,085) ...   $ 6,970,395

Cash ............................................................           698
Dividends and interest receivable ...............................         1,997
Receivable for Fund shares sold .................................        86,249
Advisor reimbursement receivable ................................         7,197
                                                                    -----------
    Total Assets ................................................     7,066,536

LIABILITIES
Accrued Trustees' fees ..........................................        13,366
Accrued expenses and other liabilities ..........................        51,623
                                                                    -----------
    Total Liabilities ...........................................        64,989
                                                                    -----------

NET ASSETS (Note 3) .............................................   $ 7,001,547
                                                                    ===========

Net Assets consist of:
  Investor Class ................................................   $ 2,890,783
  Institutional Class ...........................................   $ 4,110,764

Shares Outstanding consist of (Note 2):
  Investor Class ................................................       200,672
  Institutional Class ...........................................       284,519

NET ASSET VALUE PER SHARE (Represents both the offering and redemption price)

April 30, 2001
  Investor Class ................................................   $     14.41
  Institutional Class ...........................................   $     14.45

                      See notes to financial statements.

-------------------------------------------------------------------------------

Statement of Operations - Six months ended April 30, 2001 (unaudited)
-------------------------------------------------------------------------------

Investment Income:
    Dividends ...................................................   $    20,576
    Interest ....................................................        21,558
                                                                    -----------
      Total income ..............................................        42,134
                                                                    -----------

  Expenses:
    Management advisory fee (Note 5) .............   $    24,908
    Trustees' remuneration .......................        25,340
    Transfer agent-institutional .................         6,037
    Transfer agent-investor ......................         7,094
    Custodian ....................................        27,123
    Audit ........................................         7,038
    Legal ........................................        17,805
    Registration .................................        27,700
    Printing and other ...........................         7,841
    12b-1 fee (Note 7) ...........................         2,511
                                                     -----------
      Total expenses ............................................       153,397

    Advisor reimbursement (Note 6) ..............................      (112,695)
                                                                    -----------

  Net Expenses ..................................................        40,702
                                                                    -----------

    Net investment income .......................................         1,432
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on investment transactions ...........       (17,245)
  Net unrealized appreciation (depreciation) on investments .....       (28,343)
                                                                    -----------

     Net realized and unrealized gain (loss) on investments .....       (45,588)
                                                                    -----------

Net decrease in net assets resulting from operations ............   $   (44,156)
                                                                    ===========

                      See notes to financial statements.

Statement of Changes in Net Assets (unaudited)
----------------------------------------------------------------------------------------------------------------------------------

                                                                             SIX MONTHS ENDED              PERIOD ENDED
                                                                              APRIL 30, 2001           OCTOBER 31, 2000(a)
                                                                              --------------           -------------------
Increase (Decrease) in Net Assets:
Operations:
  Net investment income .............................................           $     1,432                 $     4,308
  Net realized gain (loss) on investment transactions ...............               (17,245)                    108,479
  Net unrealized appreciation (depreciation) on investments .........               (28,343)                    711,652
                                                                                -----------                 -----------
    Net increase (decrease) in net assets resulting from operations .               (44,156)                    824,439
Distributions to shareholders from:
  Net investment income .............................................                (4,091)                       --
  Realized gain (loss) from investment transactions .................              (109,765)                       --
Fund share transactions - net (Note 2) ..............................             4,201,564                   2,118,298
Redemption fee income ...............................................                15,258                        --
                                                                                -----------                 -----------
      Total increase ................................................             4,058,810                   2,942,737
  Net assets:
    At beginning of period ..........................................             2,942,737                        --
                                                                                -----------                 -----------
    At end of period ................................................           $ 7,001,547                 $ 2,942,737
                                                                                ===========                 ===========

Financial Highlights (unaudited)
------------------------------------------------------------------------------------------------------------------------------

                                                          SIX MONTHS ENDED APRIL 30, 2001        PERIOD ENDED OCTOBER 31, 2000
                                                           Institutinal       Investor          Institutional         Investor
                                                              Class            Class              Class(a)            Class(b)
                                                           ------------       --------          -------------         --------
  Net asset value, beginning of period ....................  $  14.57         $  14.26              $  10.00           $  10.00
  Income from investment operations:
    Net investment income (loss) ..........................      0.01            (0.01)                 0.04              (0.01)
    Net realized and unrealized gain on investments .......      0.30             0.27                  4.53               4.27
                                                             --------         --------              --------           --------
      Total income from investment operations .............      0.31             0.26                  4.57               4.26
                                                             --------         --------              --------           --------
  Less distributions from:
    Net investment income .................................     (0.02)            --                    --                 --
    Net realized gain on investment transactions ..........     (0.41)           (0.19)                 --                 --
                                                             --------         --------              --------           --------
      Total distributions .................................     (0.43)           (0.19)                 --                 --
                                                             --------         --------              --------           --------
    Redemption fee income .................................      --               0.08                  --                 --
                                                             --------         --------              --------           --------
0  Net asset value, end of period ..........................  $  14.45         $  14.41              $  14.57           $  14.26
                                                             ========         ========              ========           ========

TOTAL RETURN ..............................................       2.0%**           2.3%**               45.7%**            42.6%**
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (000 omitted) .................   $ 4,111         $  2,891              $  2,053           $    690
  Ratio of expenses to average net assets .................      1.45%*           1.80%*                1.45%*             1.80%*
  Ratio of expenses to average net assets without giving
    effect to voluntary expense agreement .................      5.65%*           6.11%*               11.58%*            14.73%*
Ratio of net investment income to average net assets ......      0.19%*        -0.17%*                  0.38%*          -0.14%*
Portfolio turnover rate ...................................        10%              10%                   24%                24%

(a) From the commencement date of investment operations, December 9, 1999 to October 31, 2000.
(b) From the commencement date of investment operations, February 24, 2000 to October 31, 2000.
               * Annualized          **Not annualized

                                                See notes to financial statements.

-------------------------------------------------------------------------------

Notes to Financial Statements (unaudited)
-------------------------------------------------------------------------------

(1) SIGNIFICANT ACCOUNTING POLICIES - Century Capital Management Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Century Small Cap Select Fund (the "Fund") is a series of the Trust which issues shares in two classes: an Institutional class and an Investor class. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

A. Investment Security Valuations - Securities listed on national securities exchanges are valued at closing prices. Unlisted securities or listed securities for which closing prices are not available are valued at the latest bid prices. Short-term obligations, maturing in 60 days or less, are valued at amortized cost, which approximates value.

B. Federal Taxes - It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for Federal income or excise tax is necessary.

C. Other - Investment security transactions are accounted for on the date the securities are purchased or sold. Gain or loss on sales is determined on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Shares issuable to shareholders electing to receive income dividends and capital gain distributions in shares are recorded on the ex-dividend date.

D. Use of Estimates - The preparation of these financial statements in accordance with accounting principles generally accepted in the United States of America incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from those estimates.

E. Multiple Classes of Shares - The Fund offers multiple classes of shares, which differ in their respective distribution and transfer agent fees. All shareholders bear the common expenses of the Fund based upon daily net assets of each class, without distinction between share classes.

F. Redemption Fees - In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption of shares held less than 180 days, a fee of 1.00% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

(2) FUND SHARES - The number of authorized shares is unlimited. Shares of the Fund are currently divided into an Investor class and an Institutional class. Transactions in Fund shares were as follows:

                                                                             Six Months Ended April 30, 2001
                                                                     Institutional Class              Investor Class
                                                                     -------------------              --------------
                                                                    Shares         Amount          Shares        Amount
                                                                    ------         ------          ------        ------
Sold ...........................................................    142,091       $2,079,897       231,815     $3,428,402
Issued to shareholders in reinvestment of distributions from:
   Net investment income .......................................        233            3,517          --             --
   Realized gain on investment transactions ....................      5,032           75,883         1,708         25,591
                                                                    -------       ----------       -------     ----------
                                                                    147,356        2,159,297       233,523      3,453,993
Repurchased ....................................................    (17,419)        (249,939)      (81,226)    (1,161,787)
                                                                    -------       ----------       -------     ----------
Net Increase ...................................................    128,937       $1,909,358       152,297     $2,292,206
                                                                    =======       ==========       =======     ==========

                                                                                Period Ended October 31, 2000
                                                                     Institutional Class               Investor Class
                                                                    ------------------------       ----------------------
                                                                    Shares            Amount        Shares         Amount
                                                                    -------       ----------       -------     ----------
Sold ...........................................................    154,582       $1,605,100        48,562     $  515,665
Repurchased ....................................................       --               --            (188)        (2,467)
                                                                    -------       ----------       -------     ----------
Net Increase ...................................................    154,582       $1,605,100        48,374     $  513,198
                                                                    =======       ==========       =======     ==========

(3) SOURCES OF NET ASSETS - At April 30, 2001, net assets consisted of:
    Capital Paid-in                                               $6,319,862
    Unrealized appreciation on investments                           683,310
    Accumulated distributions in excess of net realized gains
      on investments                                                 (18,531)
    Accumulated undistributed net investment income                   16,906
                                                                  ----------
        Net assets applicable to outstanding capital stock        $7,001,547
                                                                  ==========

(4) INVESTMENT SECURITY TRANSACTIONS - Other than U.S. Government obligations and certificates of deposit, purchases and sales of investment securities aggregated $2,866,739 and $512,357 respectively, during the six months ended April 30, 2001. At April 30, 2001, the cost of investments for federal tax purposes was $6,287,085. Net unrealized appreciation for all securities at that date was $683,310. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,046,132 and aggregate gross unrealized depreciation for all securities in which there was an excess tax cost over market value of $362,822.

(5) INVESTMENT ADVISER FEE - The investment adviser fee is earned by Century Capital Management, Inc. ("CCM") as compensation for providing investment advisory, management and administrative services to the Fund. CCM receives a monthly fee equal on an annualized basis to 0.95% of the Fund's net asset value. For the six months ended April 30, 2001, the fee amounted to $24,908. Officers and Trustees of the Fund who are employed by CCM receive remuneration for their services out of such investment adviser fee.

(6) ADVISER REIMBURSEMENT - CCM has voluntarily waived a portion of its management fee for both classes and reimbursed certain other expenses to the extent necessary so that net fund annual operating expenses (exclusive of brokerage commissions, taxes, interest and litigation, indemnification and other extraordinary expenses) will not exceed certain expense limitations through at least February 28, 2002. The expense limitations for the Investor and Institutional class are 1.80% and 1.45%, respectively. During the six months ended April 30, 2001, the adviser reimbursement amounted to $112,695.

(7) DISTRIBUTION AND SERVICE PLAN - The Fund has adopted a distribution and service plan for the Investor class under Rule 12b-1 of the 1940 Act. Distribution plans permit a Fund to pay for all or a portion of the costs incurred in connection with the distribution and/or servicing of shares. The Investor Class currently pays a distribution and service fee equal to 0.25% of the average daily net assets of the class. During the six months ended April 30, 2001, $2,511 was accrued under the distribution and service plan. The plan may be terminated at any time by the vote of a majority of the independent Trustees or by the vote of the holders of a majority of the outstanding shares of the Investor class.
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[LOGO] CENTURY FUNDS

One Liberty Square  Boston, Massachusetts 02109





CSCSF SAR 7
APRIL 2001